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                                  EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 1996, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-66322 and on Form S-3 File No. 33-64303.





                                                      ARTHUR ANDERSEN LLP


Cleveland, Ohio
March 18, 1996




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